[EXECUTION COPY]

TRADEMARK AGREEMENT


THIS TRADEMARK AGREEMENT (this "Agreement"), dated as of November
4, 1996, is between Cypros Pharmaceutical Corporation, a
California corporation (the "Grantor"), and Schwarz Pharma, Inc., a Delaware corporation (the "Beneficiary").

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor agrees, for the benefit of the Beneficiary, as follows:

1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement have the meanings provided in the Note and Security Agreement, dated as of November 4, 1996 (the "Note and Security Agreement"), among the Grantor and the Beneficiary.

2. Grant of Security Interest. To secure all of the Indebtedness, the Grantor does hereby mortgage, pledge and hypothecate to the Beneficiary, and grant to the Beneficiary a security interest in, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing:

(a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature referred to in Attachment 1 hereto (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country;

(b) all reissues, extensions or renewals of any of the items described in clause (a);

(c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a); and

(d) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present, or future infringement or dilution of any Trademark or Trademark registration referred to in Attachment 1 hereto, or for any injury to the goodwill associated with the use of any Trademark.

3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Beneficiary in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Beneficiary under the Note and Security Agreement. The Note and Security Agreement (and all rights and remedies of the Beneficiary thereunder) shall remain in full force and effect in accordance with its terms.
4.
4. Release of Security Interest. Upon payment in full of all Indebtedness, the Beneficiary shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Beneficiary with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Note and Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

6. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

CYPROS PHARMACEUTICAL CORPORATION
(Signature)
Title:
Address:
2714 Loker Avenue West
Carlsbad, California 92008
Attention:  Chief Financial Officer
Telecopier: (619) 929-8038




SCHWARZ PHARMA, INC.
(Signature)
Title:
Address:
5600 West County Line Road
Mequon, Wisconsin  53902
Attention:  Klaus Veitinger
Telecopier: (414) 238-1641

ATTACHMENT 1
to
Agreement
(Trademark)



                  Registered Trademarks

Country       Trademark   Registration No.    Registration Date
United States Ethamolin   1374539             12/10/85